UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2009

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	33-27312	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 12, 2009, Thomas J. Shara, President and Chief Executive Officer of Lakeland Bancorp Inc. (“Lakeland”), and Joseph F. Hurley, Lakeland’s Chief Financial Officer, will make a presentation at 10:55 A.M. at the Sandler O’Neill 2009 East Coast Financial Services Conference at the Ritz-Carlton Hotel in Palm Beach, Florida. A printable version of the presentation is available on the Company’s website at http://www.lakelandbank.com. A replay will remain accessible for a limited period of time following the event. Alternatively, the presentation can be accessed directly from the Sandler O’Neill site via this link: http://www.thomson-webcast.net/us/dispatching/SOP_200911. A copy of the presentation is also attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit 99.1	Presentation to be made by Messrs. Shara and Hurley on November 12, 2009 at the Sandler O’Neill 2009 East Coast Financial Services Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ THOMAS J. SHARA
Name:	Thomas J. Shara
Title:	President and Chief Executive Officer

Dated: November 10, 2009

Exhibit Index

Exhibit Number	Description

99.1	Presentation to be made by Messrs. Shara and Hurley on November 12, 2009 at the Sandler O’Neill Conference.